Exhibit 99.1

Myers Industries Announces 2026 First Quarter Results

Strong Performance and Benefits from Focused Transformation Initiatives Improved Financial Metrics

EPS From Continuing Operations and Adjusted EPS Grew 94.7% and 57.1% Year-over-year Respectively

Operating Income Margin and Adjusted EBITDA Margin Expanded 450 bps and 420 bps Year-over-year Respectively

Free Cash Flow of $23.9 Million, up 28.5% vs Fourth Quarter

Myers Tire Supply Reported as Discontinued Operations; Myers Now Reports as One Operating Segment

May 7, 2026, Akron, Ohio - Myers Industries Inc. (NYSE: MYE), a leading manufacturer of Products that Protect™, today announced results for the first quarter ended March 31, 2026.

Myers Industries President and CEO Aaron Schapper commented, “We began 2026 on a positive trajectory, delivering improved earnings and strong cash flow as our teams performed well and we benefited from recent actions to improve margins. Our decision to sell Myers Tire Supply better positions us to focus on our mission of providing our customers with Products that Protect™. I am pleased with our performance and confident that we are well on our way to deliver consistent, reliable results and create sustainable shareholder value."

First Quarter 2026 Financial Summary

	Quarter Ended March 31,
(Dollars in thousands, except per share data)	2026	2025	% Inc (Dec)
Net sales	$164,580	$161,667	1.8%
Gross profit	$56,545	$50,219	12.6%
Gross margin	34.4%	31.1%	+330 bps
Operating income	$24,852	$17,201	44.5%
Operating income margin	15.1%	10.6%	+450 bps
Income from continuing operations	$13,799	$7,188	92.0%
Income per diluted share from continuing operations	$0.37	$0.19	94.7%

Adjusted operating income	$25,905	$18,418	40.7%
Adjusted operating income margin	15.7%	11.4%	+430 bps
Adjusted income from continuing operations	$16,746	$10,603	57.9%
Adjusted income per diluted share from continuing operations	$0.44	$0.28	57.1%
Adjusted EBITDA	$35,070	$27,608	27.0%
Adjusted EBITDA margin	21.3%	17.1%	+420 bps

•
Net sales increased 5% excluding the impact from our decision to exit approximately $5 million low-margin products with the idling of two rotational molding facilities in the fourth quarter of 2025. Infrastructure grew 26% and Consumer grew 14%, offset by soft Vehicle and Food & Beverage demand, down 14% and 12%, respectively.
•
Gross profit and Operating income increased due to favorable mix, lower material costs, and lower manufacturing costs from our Focused Transformation program.

Balance Sheet & Cash Flow

•
Total liquidity was $289.3 million, including $244.7 million of availability under the revolving credit facility and $44.6 million in cash on hand.
•
Cash flow from operations was $26.7 million, free cash flow was $23.9 million, and capital expenditures were $2.8 million.
•
Net debt as defined by the credit agreement was reduced by $18.3 million with a net leverage ratio of 2.2x.

Portfolio Transformation

The Company realigned its organizational structure into a single segment. With the change, the Company revised its financial presentation to improve peer comparability and incorporate shareholder input. To this end, the Company has:

•
Elected to exclude intangible asset amortization from adjusted EPS calculation to better reflect current operating performance
•
Reclassified shipping and handling costs into Cost of Sales effective January 1, 2026. Previously, the internal costs were included in operating expenses within SG&A and the external costs were included within Freight Out.
•
Restated sales by end market for the past five quarters to exclude Myers Tire Supply:

	Quarter Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Industrial	$61,268	$65,486	$68,637	$65,311	$62,917
Infrastructure	37,600	35,065	29,648	32,018	29,763
Vehicle	23,337	18,427	22,714	25,423	27,034
Consumer	23,747	12,913	20,174	26,121	20,823
Food and beverage	18,628	23,228	17,301	14,359	21,130
Total net sales	$164,580	$155,119	$158,474	$163,232	$161,667

2026 End Market Outlook

The following table presents the Company’s current 2026 outlook for each of its end markets.

End Markets (% of TTM Sales as of March 31, 2026)	2026 Outlook*
Industrial (41% of sales) Akro-Mils®, Buckhorn® & Jamco® containers, organizational bins, totes, carts and cabinets; Scepter® military ammunition containers; OEM parts for general industrial equipment	Moderate growth
Infrastructure (21% of sales) Signature Systems® ground protection matting for construction, industrial sites, and event venues	Strong growth
Vehicle (14% of sales) RV, marine, and automotive components	Stable
Consumer (13% of sales) Scepter® fuel containers; outdoor furniture and equipment	Stable, affected by normal level of storm response
Food & Beverage (11% of sales) Buckhorn® seed boxes, intermediate bulk containers, and Tuff Series bulk containers for agricultural and chemical customers	Slightly down

*Excludes impact from exiting low-margin products and idling two rotational molding facilities in Q4 2025

Conference Call Details

The Company will host an earnings conference call and webcast for investors and analysts on Thursday, May 7, 2026, at 10:00 a.m. ET. The call is anticipated to last one hour and may be accessed using the online participation registration link. Upon registering, each participant will be provided with call details and a registrant ID. Reminders will also be sent to registered participants via email. Alternatively, the conference call will be available via a live webcast. To access the live webcast or a replay, visit the Company's website www.myersindustries.com and click on the Investor Relations tab. An archived replay of the call will also be available shortly after the event.

Use of Non-GAAP Financial Measures

The Company uses certain non-GAAP measures in this release. Adjusted gross profit, adjusted gross margin, adjusted operating income (loss), adjusted operating income margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA margin, adjusted net income, adjusted earnings per diluted share (adjusted EPS), and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Myers Industries believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

About Myers Industries

Myers Industries Inc., based in Akron, Ohio, is a leading manufacturer of sustainable plastic and metal Products that Protect™ the world from the ground up for Consumer, Vehicle, Food & Beverage, Industrial, and Infrastructure end markets. Myers Industries has a rich history that is built on strong brands and innovative products. Through years of continuous product development and strategic acquisitions, we have established ourselves as a leading diversified industrial company. We provide critical solutions to our customers, delivering exceptional value. Visit www.myersindustries.com to learn more.

Caution on Forward-Looking Statements

Statements in this release include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including information regarding the Company’s financial outlook, future plans, objectives, business prospects and anticipated financial performance. Forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or variations of these words, or similar expressions. These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, these statements inherently involve a wide range of uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. The Company’s actual actions, results, and financial condition may differ materially from what is expressed or implied by the forward-looking statements.

Specific factors that could cause such a difference on our business, financial position, results of operations and/or liquidity include, without limitation, raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world, including the impacts of U.S. and foreign tariff policies; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; unforeseen events, including natural disasters, unusual or severe weather events and patterns, public health crises, geopolitical crises, and other catastrophic events; our ability to successfully execute our announced intended divestiture of the Myers Tire Supply business; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including without limitation, the risk factors disclosed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Given these factors, as well as other variables that may affect our operating results, readers should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, nor use historical trends to anticipate results or trends in future periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company expressly disclaims any obligation or intention to provide updates to the forward-looking statements and the estimates and assumptions associated with them.

Contact: Meghan Beringer, Senior Director Investor Relations, 252-536-5651

M-INV

Source: Myers Industries, Inc.

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars in thousands, except share and per share data)

	Quarter Ended
	March 31, 2026	March 31, 2025
Net sales	$164,580	$161,667
Cost of sales	108,035	111,448
Gross profit	56,545	50,219
Selling, general and administrative expenses	27,995	29,285
Depreciation and amortization	3,698	3,752
(Gain) loss on disposal of fixed assets	—	(19)
Operating income (loss)	24,852	17,201
Interest expense, net	6,692	7,386
Income (loss) from continuing operations before income taxes	18,160	9,815
Income tax expense (benefit)	4,361	2,627
Income (loss) from continuing operations	13,799	7,188
Income (loss) from discontinued operations, net of income tax	(15,627)	(383)
Net income (loss)	$(1,828)	$6,805
Income (loss) per common share from continuing operations:
Basic	$0.37	$0.19
Diluted	$0.37	$0.19
Income (loss) per common share from discontinued operations:
Basic	$(0.42)	$(0.01)
Diluted	$(0.42)	$(0.01)
Net income (loss) per common share:
Basic	$(0.05)	$0.18
Diluted	$(0.05)	$0.18
Weighted average common shares outstanding:
Basic	37,409,060	37,298,967
Diluted	37,707,504	37,414,010

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)

(Dollars in thousands)

	March 31, 2026	December 31, 2025
Assets
Current Assets
Cash	$44,592	$40,514
Trade accounts receivable, net	106,968	95,435
Other accounts receivable, net	9,153	12,195
Inventories, net	65,346	67,559
Other current assets	5,145	9,816
Assets held for sale - current	68,828	55,940
Total Current Assets	300,032	281,459
Property, plant, & equipment, net	124,264	127,943
Right of use asset - operating leases	20,971	22,199
Goodwill and intangible assets, net	383,911	387,343
Other assets	7,556	8,230
Assets held for sale	—	25,402
Total Assets	$836,734	$852,576
Liabilities & Shareholders' Equity
Current Liabilities
Accounts payable	$64,464	$51,270
Accrued expenses	44,710	49,722
Operating lease liability - short-term	6,077	5,974
Finance lease liability - short-term	654	645
Long-term debt - current portion	39,447	34,601
Liabilities held for sale - current	26,905	26,801
Total Current Liabilities	182,257	169,013
Long-term debt	291,910	311,210
Operating lease liability - long-term	14,870	16,130
Finance lease liability - long-term	7,180	7,349
Other liabilities	13,500	14,916
Deferred income taxes	38,139	37,727
Liabilities held for sale	—	2,005
Total Shareholders' Equity	288,878	294,226
Total Liabilities & Shareholders' Equity	$836,734	$852,576

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands)

	Quarter Ended March 31,
	2026	2025
Cash Flows From Operating Activities
Net income (loss)	$(1,828)	$6,805
Income (loss) from discontinued operations, net of income taxes	(15,627)	(383)
Income (loss) from continuing operations	13,799	7,188
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by (used for) operating activities
Depreciation and amortization	9,165	9,190
Amortization of deferred financing costs	664	540
Non-cash stock-based compensation expense	1,238	977
(Gain) loss on disposal of fixed assets	—	(19)
Other	(2,507)	564
Cash flows provided by (used for) working capital
Accounts receivable - trade and other, net	(8,559)	(20,734)
Inventories	2,072	(6,554)
Prepaid expenses and other current assets	987	433
Accounts payable and accrued expenses	9,861	18,691
Net cash provided by (used for) operating activities - continuing operations	26,720	10,276
Net cash provided by (used for) operating activities - discontinued operations, net	(516)	(145)
Net cash provided by (used for) operating activities	26,204	10,131
Cash Flows From Investing Activities
Capital expenditures	(2,774)	(8,048)
Proceeds from sale of property, plant, and equipment	415	76
Net cash provided by (used for) investing activities - continuing operations	(2,359)	(7,972)
Net cash provided by (used for) investing activities - discontinued operations, net	(213)	(35)
Net cash provided by (used for) investing activities	(2,572)	(8,007)
Cash Flows From Financing Activities
Net borrowings (repayments) on revolving credit facility	—	13,000
Repayments of Term Loan A	(15,000)	(5,000)
Payments on finance lease	(160)	(154)
Cash dividends paid	(5,147)	(5,317)
Proceeds from issuance of common stock	292	295
Shares withheld for employee taxes on equity awards	(676)	(828)
Repurchase of common stock	—	(1,008)
Net cash provided by (used for) financing activities - continuing operations	(20,691)	988
Net cash provided by (used for) financing activities - discontinued operations, net	—	—
Net cash provided by (used for) financing activities	(20,691)	988
Foreign exchange rate effect on cash	408	(32)
Net increase (decrease) in cash - continuing operations	4,078	3,260
Beginning Cash	40,514	28,626
Ending Cash	$44,592	$31,886

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED GROSS PROFIT, ADJUSTED OPERATING INCOME, ADJUSTED EBITDA AND FREE CASH FLOW (UNAUDITED)

(Dollars in thousands)

	Quarter Ended March 31,
	2026	2025
Adjusted gross profit reconciliation:
Gross profit	$56,545	$50,219
Restructuring expenses and other adjustments	636	108
Adjusted gross profit	$57,181	$50,327

Adjusted operating income (loss) reconciliation:
Operating income (loss)	$24,852	$17,201
Restructuring expenses and other adjustments	653	1,217
Environmental reserves, net	400	—
Adjusted operating income (loss)	$25,905	$18,418

Adjusted EBITDA reconciliation:
Income (loss) from continuing operations	$13,799	$7,188
Income tax expense (benefit)	4,361	2,627
Interest expense, net	6,692	7,386
Operating income (loss)	24,852	17,201
Depreciation and amortization	9,165	9,190
Restructuring expenses and other adjustments	653	1,217
Environmental reserves, net	400	—
Adjusted EBITDA	$35,070	$27,608

Free cash flow reconciliation:
Net cash provided by (used for) operating activities - continuing operations	$26,720	$10,276
Capital expenditures	(2,774)	(8,048)
Free cash flow	$23,946	$2,228

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS AND ADJUSTED INCOME (LOSS) PER DILUTED SHARE FROM CONTINUING OPERATIONS (UNAUDITED)

(Dollars in thousands, except per share data)

	Quarter Ended March 31,
	2026	2025
Adjusted income (loss) from continuing operations reconciliation:
Income (loss) from continuing operations	$13,799	$7,188
Income tax expense (benefit)	4,361	2,627
Income (loss) before income taxes	18,160	9,815
Restructuring expenses and other adjustments	653	1,217
Intangible amortization	3,265	3,296
Environmental reserves, net	400	—
Adjusted income (loss) before income taxes	22,478	14,328
Income tax expense, as adjusted (1)	(5,732)	(3,725)
Adjusted income (loss) from continuing operations	$16,746	$10,603

Adjusted income (loss) per diluted share from continuing operations reconciliation:
Income (loss) per diluted share from continuing operations	$0.37	$0.19
Restructuring expenses and other adjustments	0.02	0.03
Intangible amortization	0.09	0.09
Environmental reserves, net	0.01	—
Adjusted effective income tax rate impact	(0.04)	(0.03)
Adjusted income (loss) per diluted share from continuing operations (2)	$0.44	$0.28

Items in this table may not recalculate due to rounding
(1) Income taxes are calculated using the normalized effective tax rate for each period. The rate used in 2026 is 25.5% and in 2025 is 26.0%.
(2) Adjusted income (loss) per diluted share from continuing operations is calculated using the weighted average common shares outstanding for the respective period.

MYERS INDUSTRIES, INC.

FIVE QUARTER COMPARATIVE CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars in thousands, except per share data)

	Quarter Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net sales	$164,580	$155,119	$158,474	$163,232	$161,667
Cost of sales	108,035	106,403	109,217	112,179	111,448
Gross profit	56,545	48,716	49,257	51,053	50,219
Selling, general and administrative expenses	27,995	24,740	28,711	27,353	29,285
Depreciation and amortization	3,698	3,746	3,716	3,756	3,752
(Gain) loss on disposal of fixed assets	—	505	112	105	(19)
Operating income (loss)	24,852	19,725	16,718	19,839	17,201
Interest expense, net	6,692	7,174	7,497	7,364	7,386
Income (loss) from continuing operations before income taxes	18,160	12,551	9,221	12,475	9,815
Income tax expense (benefit)	4,361	1,223	2,931	2,858	2,627
Income (loss) from continuing operations	13,799	11,328	6,290	9,617	7,188
Income (loss) from discontinued operations, net of income tax	(15,627)	2	798	88	(383)
Net income (loss)	$(1,828)	$11,330	$7,088	$9,705	$6,805
Income (loss) per common share from continuing operations:
Basic	$0.37	$0.30	$0.17	$0.26	$0.19
Diluted	$0.37	$0.30	$0.17	$0.26	$0.19
Income (loss) per common share from discontinued operations:
Basic	$(0.42)	$—	$0.02	$—	$(0.01)
Diluted	$(0.42)	$—	$0.02	$—	$(0.01)
Net income (loss) per common share:
Basic	$(0.05)	$0.30	$0.19	$0.26	$0.18
Diluted	$(0.05)	$0.30	$0.19	$0.26	$0.18
Weighted average common shares outstanding:
Basic	37,409,060	37,390,627	37,393,620	37,391,097	37,298,967
Diluted	37,707,504	37,646,478	37,582,062	37,412,937	37,414,010

MYERS INDUSTRIES, INC.

FIVE QUARTER COMPARATIVE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED GROSS PROFIT, ADJUSTED OPERATING INCOME, ADJUSTED EBITDA AND FREE CASH FLOW (UNAUDITED)

(Dollars in thousands)

	Quarter Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Adjusted gross profit reconciliation:
Gross profit	$56,545	$48,716	$49,257	$51,053	$50,219
Restructuring expenses and other adjustments	636	749	1,102	388	108
Adjusted gross profit	$57,181	$49,465	$50,359	$51,441	$50,327

Adjusted operating income (loss) reconciliation:
Operating income (loss)	$24,852	$19,725	$16,718	$19,839	$17,201
Restructuring expenses and other adjustments	653	1,499	3,147	2,290	1,217
Pension termination	—	—	—	1,585	—
Recovery of purchased credit deteriorated assets	—	—	—	(3,175)	—
Environmental reserves, net	400	200	—	—	—
Adjusted operating income (loss)	$25,905	$21,424	$19,865	$20,539	$18,418

Adjusted EBITDA reconciliation:
Income (loss) from continuing operations	$13,799	$11,328	$6,290	$9,617	$7,188
Income tax expense (benefit)	4,361	1,223	2,931	2,858	2,627
Interest expense, net	6,692	7,174	7,497	7,364	7,386
Operating income (loss)	24,852	19,725	16,718	19,839	17,201
Depreciation and amortization	9,165	9,149	9,087	9,375	9,190
Restructuring expenses and other adjustments	653	1,499	3,147	2,290	1,217
Pension termination	—	—	—	1,585	—
Recovery of purchased credit deteriorated assets	—	—	—	(3,175)	—
Environmental reserves, net	400	200	—	—	—
Adjusted EBITDA	$35,070	$30,573	$28,952	$29,914	$27,608

	Quarter Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Free cash flow reconciliation:
Net cash provided by (used for) operating activities - continuing operations	$26,720	$21,908	$26,011	$27,638	$10,276
Capital expenditures	(2,774)	(3,280)	(4,176)	(3,561)	(8,048)
Free cash flow	$23,946	$18,628	$21,835	$24,077	$2,228

MYERS INDUSTRIES, INC.

FIVE QUARTER COMPARATIVE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS AND ADJUSTED INCOME (LOSS) PER DILUTED SHARE FROM CONTINUING OPERATIONS (UNAUDITED)

(Dollars in thousands, except per share data)

	Quarter Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Adjusted income (loss) from continuing operations reconciliation:
Income (loss) from continuing operations	$13,799	$11,328	$6,290	$9,617	$7,188
Income tax expense (benefit)	4,361	1,223	2,931	2,858	2,627
Income (loss) before income taxes	18,160	12,551	9,221	12,475	9,815
Restructuring expenses and other adjustments	653	1,499	3,147	2,290	1,217
Pension termination	—	—	—	1,585	—
Recovery of purchased credit deteriorated assets	—	—	—	(3,175)	—
Intangible amortization	3,265	3,278	3,295	3,296	3,296
Environmental reserves, net	400	200	—	—	—
Adjusted income (loss) before income taxes	22,478	17,528	15,663	16,471	14,328
Income tax expense, as adjusted (1)	(5,732)	(4,238)	(4,072)	(4,282)	(3,725)
Adjusted income (loss) from continuing operations	$16,746	$13,290	$11,591	$12,189	$10,603

Adjusted income (loss) per diluted share from continuing operations reconciliation:
Income (loss) per diluted share from continuing operations	$0.37	$0.30	$0.17	$0.26	$0.19
Restructuring expenses and other adjustments	0.02	0.04	0.08	0.06	0.03
Pension termination	—	—	—	0.04	—
Recovery of purchased credit deteriorated assets	—	—	—	(0.08)	—
Intangible amortization	0.09	0.09	0.09	0.09	0.09
Environmental reserves, net	0.01	0.01	—	—	—
Adjusted effective income tax rate impact	(0.04)	(0.08)	(0.03)	(0.04)	(0.03)
Adjusted income (loss) per diluted share from continuing operations (2)	$0.44	$0.35	$0.31	$0.33	$0.28

Items in this table may not recalculate due to rounding

(1) Income taxes are calculated using the normalized effective tax rate for each period. The rate used for the quarters ended March 31, 2026 and December 31, 2025 is 25.5% and the rate used for the quarters ended September 30, 2025, June 30, 2025 and March 31, 2025 is 26.0%.

(2) Adjusted income (loss) per diluted share from continuing operations is calculated using the weighted average common shares outstanding for the respective period.